--------------------------------------------------------------------------------
                                                          CORPORATE FIXED INCOME
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Alliance Bond Fund
Corporate Bond
Portfolio

Annual Report
June 30, 2000

                                            AllianceCapital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS

August 7, 2000

Dear Shareholder:

This report contains investment results, strategy and outlook for Alliance Bond Fund Corporate Bond Portfolio (the "Fund") for the annual reporting period ended June 30, 2000.

Investment Objectives and Policies

The primary objective of this open-end Fund is to maximize income over the long-term, while providing reasonable safety in the value of each shareholder's investment. As a secondary objective, the Fund seeks capital appreciation. To achieve its objectives, the Fund invests primarily in corporate bonds. The Fund may also hold debt securities issued by the U.S. and foreign governments. While the Fund invests primarily in investment-grade securities (currently 65%) it may also invest a significant amount of its assets in lower-rated debt securities.

Investment Results

The following table shows how the Fund performed over the past six- and 12-month periods ended June 30, 2000. For comparison, we have included the Lehman Brothers Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities, as well as the Lipper Corporate Debt BBB Rated Funds Average, the average performance of a group of similar corporate bond funds. We have also included the Lehman Brothers Long BAA Credit Index, a measure of corporate and non-corporate fixed-income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity, as a second benchmark. Going forward, we plan to use this benchmark instead of the Lehman Brothers Aggregate Bond Index because we feel that it is a better measure of the broad corporate bond market and therefore more closely comparable to the Fund's portfolio composition.

Over the six-month period, the Fund underperformed both of these benchmarks and the average. Our investment grade security selection during the second quarter detracted from performance during the six-month period. Our high-yield sector allocation also detracted from performance. During the 12-month period, the Fund outperformed both the Lehman Brothers Long BAA Credit Index and the Lipper Corporate Debt BBB Rated Funds Average as a result of corporate security selection and exposure to the high yield and emerging market debt sectors. However, over the 12-month period, the Fund underperformed the Lehman Brothers Aggregate Bond Index. This is because that particular index has a greater exposure to Treasury securities than the Fund, and Treasury securities posted strong returns during the period as a result of the Treasury buy-back program.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

INVESTMENT RESULTS*
Periods Ended June 30, 2000

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------
Alliance Bond Fund
Corporate Bond
Portfolio
  Class A                                                       0.79%      4.11%
--------------------------------------------------------------------------------
  Class B                                                       0.48%      3.39%
--------------------------------------------------------------------------------
  Class C                                                       0.40%      3.30%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond
Index                                                           3.99%      4.56%
--------------------------------------------------------------------------------
Lipper Corporate
Debt BBB Rated
Funds Average                                                   2.24%      2.29%
--------------------------------------------------------------------------------
Lehman Brothers
Long BAA
Credit Index                                                    2.24%      1.52%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value of each class of shares as of June 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index, and the Lehman Brothers Government/Corporate Bond Index. The unmanaged Lehman Brothers Long BAA Credit Index is a measure of corporate and non-corporate fixed-income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity.

      The unmanaged Lipper Corporate Debt Funds BBB Rated Funds Average (the "Lipper Average") is based on the performance of a universe of funds that invest at least 65% of their assets in corporate or government debt issues rated in the top four grades. For the six- and 12-month periods ended June 30, 2000, the Lipper Average consisted of 154 and 145 funds, respectively. An investor cannot invest directly in an index or an average, and its results are not indicative of any particular investment, including Alliance Bond Fund Corporate Bond Portfolio.

      Additional investment results appear on pages 5-8.

Investment Strategy

During the six-month period under review, as the global economy continued to improve, we increased our holdings of investment-grade corporate securities while decreasing our high yield and U.S. Treasury holdings. We maintained a longer interest rate duration than the market. With respect to corporate industry concentration, we emphasized the utility and broadcasting media industries, as we expect these industries to benefit from ongoing deregulation and restructuring. In addition, we employed securities issued in foreign countries to enhance portfolio yield. For example, government debt was held in Mexico and Russia. We increased our position in Mexican government bonds as that country was upgraded to investment grade quality.

--------------------------------------------------------------------------------
2 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Market Overview

The corporate bond sector, as measured by the Lehman Brothers Long BAA Credit Index, returned 2.24% during the six-month period. Corporate bond yield spreads widened as expectations for tighter monetary policy grew and the Federal Reserve raised interest rates.

Perceptions of credit quality within the corporate market were weakened by heightened event risk coupled with several announcements of earnings disappointments. However, corporate yield spreads retraced and tightened partially in June when expectations for additional rate hikes eased and the Federal Reserve left rates alone. Higher quality AAA rated issues outperformed lower quality BBB issues. Among the industry subsectors, the Yankee sector posted the best return, at 3.41%, while the finance sector posted the worst, at 1.87%.

The high yield sector, as measured by the Lehman Brothers High Yield Index, returned -1.21% for the six month period under review. The sector suffered from mutual fund outflows, interest rate hikes and equity market volatility. The emerging market debt sector returned 8.10% during the period. Most of the strong performance occurred in the first quarter when emerging market debt reacted positively to improving global economic fundamentals.

Outlook

Our near-term outlook for financial markets assumes that U.S. growth will moderate. Elsewhere, global growth appears to be on a solid footing. Although there remains a risk of additional monetary tightening in the U.S., the Federal Reserve interest rate hikes in 1999 and the first half of 2000 already seem to be working. (We expect a cyclical crest in Consumer Price Index (CPI) inflation near 4% before accelerating productivity pulls inflation back to its below-3% trend in 2001.)

U.S. economic strength underpins our positive outlook for investment-grade and high yield corporate bonds. Americans are enjoying the benefits of years of extensive corporate restructuring, together with unprecedented advances in technology. The key result has been a substantial increase in the growth rate of productivity. Given this positive economic environment, coupled with historically high spreads to Treasuries, we believe that the investment grade and high yield corporate bond sectors are poised to be strong performing asset classes in 2000.

In the emerging markets, we believe that most emerging-market governments remain committed to necessary economic and financial reforms. We believe this asset class will continue to produce attractive returns, albeit with considerable volatility, over the medium-term.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your continued interest and investment in Alliance Bond Fund Corporate Bond Portfolio. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President

[PHOTO OMITTED]   John D.
                  Carifa

[PHOTO OMITTED]   Wayne D.
                  Lyski

Portfolio manager, Wayne D. Lyski, has over 26 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
6/30/90 TO 6/30/00

  [The following was represented by a mountain chart in the printed material.]


Alliance Bond Fund Corporate Bond Portfolio Class A: $25,021

Lehman Brothers Long BAA Credit Index:               $23,129

Lipper Corporate Debt BBB Rated Funds Average:       $21,631

Lehman Brothers Aggregate Bond Index:                $21,227

This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund Corporate Bond Portfolio Class A shares (from 6/30/90 to 6/30/00) as compared to the performance of appropriate broad-based indices and the Lipper Corporate Debt BBB Rated Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Corporate Bond Index.

The unmanaged Lehman Brothers Long BAA Credit Index is a measure of corporate and non-corporate fixed income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity.

The Lipper Corporate Debt BBB Rated Funds Average reflects performance of 22 funds (based on the number of funds in the average from 6/30/90 to 6/30/00). These funds have generally similar investment objectives to Alliance Bond Fund Corporate Bond Portfolio, although the investment policies of some funds included in the average may vary.

When comparing Alliance Bond Fund Corporate Bond Portfolio to the indices and average shown above, you should note that no charges or expenses are reflected in the performance of the indices. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average and its results are not indicative of any specific investment, including Alliance Bond Fund Corporate Bond Portfolio.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 6/30

                              [BAR CHART OMITTED]

     Alliance Bond Fund Corporate Bond Portfolio--Yearly Periods Ended 6/30
--------------------------------------------------------------------------------
                          Alliance          Lehman            Lehman
                          Bond Fund        Brothers          Brothers
                          Corporate        Aggregate         Long BAA
                        Bond Portfolio    Bond Index       Credit Index
--------------------------------------------------------------------------------
      6/30/91              9.71%            10.70%            9.78%
      6/30/92             17.43%            14.04%           16.63%
      6/30/93             29.62%            11.78%           16.08%
      6/30/94             -2.58%            -1.30%           -3.80%
      6/30/95             13.27%            12.55%           20.20%
      6/30/96             12.14%             5.02%            4.93%
      6/30/97             16.58%             8.15%           11.09%
      6/30/98              8.67%            10.54%           14.61%
      6/30/99             -4.08%             3.15%           -0.77%
      6/30/00              4.11%             4.56%            1.52%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Corporate Bond Index. The unmanaged Lehman Brothers Long BAA Credit Index is a measure of corporate and non-corporate fixed-income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Bond Fund Corporate Bond Portfolio.


--------------------------------------------------------------------------------
6 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
June 30, 2000

INCEPTION DATE          PORTFOLIO STATISTICS
(Class A Shares)        Net Assets ($mil): $1,127.7
3/11/74

SECURITY TYPE
     16.33%  Yankee Bonds                             [PIE CHART OMITTED]
     12.86%  Sovereign
      8.15%  Preferred Stock
      5.80%  Treasury
Corporate
     12.47%  Public Utilities-Electric and Gas
      9.74%  Broadcasting/Media
      6.82%  Non-Air Transportation
      4.04%  Industrial
      3.84%  Public Utilities-Gas
      3.73%  Financial
      3.63%  Banking
      2.96%  Cable
      2.64%  Chemicals
      2.24%  Insurance
      1.95%  Paper/Packaging
      1.73%  Public Utilities-Telephone
      0.81%  Automotive
      0.26%  Short-Term

HOLDING TYPE
     91.59%  Fixed Income                             [PIE CHART OMITTED]
      8.15%  Preferred Stock
      0.26%  Short-Term

COUNTRY BREAKDOWN
     73.17%  United States                            [PIE CHART OMITTED]
      5.81%  Mexico
      4.48%  Cayman Islands
      4.28%  Russia
      4.08%  Brazil
      2.96%  The Netherlands
      2.46%  South Korea
      1.78%  Canada
      0.79%  Chile
      0.19%  United Kingdom

All data as of June 30, 2000. The Fund's security, holding, and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2000

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
             1 Year                         4.11%                    -0.29%
            5 Years                         7.24%                     6.32%
           10 Years                        10.09%                     9.61%
          SEC Yield**                       7.56%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
             1 Year                         3.39%                     0.52%
            5 Years                         6.51%                     6.51%
    Since Inception*(a)                     7.97%                     7.97%
          SEC Yield**                       7.17%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
             1 Year                         3.30%                     2.35%
            5 Years                         6.48%                     6.48%
    Since Inception*                        6.47%                     6.47%
          SEC Yield**                       7.19%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio invests a portion of its assets in foreign securities which may magnify fluctuations, particularly in emerging markets. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since inception: 1/8/93 Class B; 5/3/93 Class C.
** SEC yields are based on SEC guidelines and are calculated on 30 days ended June 30, 2000.
(a)   Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
8 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2000

Standard &                                           Principal
Poor's                                                  Amount
Ratings                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------

       Corporate Debt Obligations-58.5%
       Automotive-0.8%
BB+    Federal Mogul Corp.
         7.875%, 7/01/10(a).................           $13,550    $    9,457,073
                                                                  --------------
       Banking-3.7%
A-     BankAmerica
         Series A
         8.07%, 12/31/26(b).................            46,000        42,283,890
                                                                  --------------
       Broadcasting/Media-10.1%
BBB-   News America, Inc.
         7.30%, 4/30/28.....................            69,000        59,417,625
BBB    Time Warner, Inc.
         8.375%, 3/15/23....................            25,000        25,606,450
BBB+   Westinghouse Electric
         8.625%, 8/01/12....................            26,919        28,620,092
                                                                  --------------
                                                                     113,644,167
                                                                  --------------
       Cable-3.1%
B      United Pan-Europe
         Communications N.V.
         11.25%, 11/01/09(b)................            39,000        34,515,000
                                                                  --------------
       Chemicals-2.7%
BBB-   Equistar Chemicals LP
         8.75%, 2/15/09.....................            31,400        30,737,900
                                                                  --------------
       Financial-3.9%
AA-    Merrill Lynch & Co., Inc.
         6.875%, 11/15/18...................            25,000        22,227,775
BBB+   Westinghouse Credit Corp.
         8.875%, 6/14/14....................            20,000        21,284,220
                                                                  --------------
                                                                      43,511,995
                                                                  --------------
       Industrial-4.2%
BBB-   Lockheed Martin Corp.
         7.65%, 5/01/16.....................            49,758        47,172,923
                                                                  --------------
       Insurance-2.3%
BB+    Delphi Funding LLC
         Series A
         9.31%, 3/25/27(c)..................            36,700        26,096,049
                                                                  --------------


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Standard &                                           Principal
Poor's                                                  Amount
Ratings                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------

       Non-Air Transportation-7.0%
BBB    CSX Corp.
         7.90%, 5/01/17.....................           $40,000    $   38,074,680
BBB-   Union Pacific Corp.
         6.625%, 2/01/29....................            50,000        41,439,950
                                                                  --------------
                                                                      79,514,630
                                                                  --------------
       Paper / Packaging-2.0%
BBB-   Georgia-Pacific Group
         7.75%, 11/15/29....................            25,000        22,797,500
                                                                  --------------
       Public Utilities-Electric & Gas-12.9%
BB     AES Corp.
         9.50%, 6/01/09.....................            25,250        24,871,250
BB+    Cilicorp, Inc.
         9.375%, 10/15/29...................            24,000        24,270,648
BBB-   Niagara Mohawk Power Corp.
         8.50%, 7/01/10(d)..................            78,866        60,686,914
BBB-   Selkirk Cogen Funding Corp.
         Series A
         8.98%, 6/26/12.....................            35,000        35,650,860
                                                                  --------------
                                                                     145,479,672
                                                                  --------------
       Public Utilities-Gas-4.0%
BBB    The Coastal Corp.
         7.75%, 6/15/10.....................            45,000        44,773,605
                                                                  --------------
       Public Utilities- Telephone-1.8%
BBB+   Dominion Resources, Inc.
         8.125%, 6/15/10....................            20,000        20,218,420
                                                                  --------------
       Total Corporate Debt Obligations
         (cost $699,691,870)................                         660,202,824
                                                                  --------------
       Yankees-16.9%
       Banking-8.1%
A+     Abbey National Capital Trust Plc.
         8.963%, 12/29/49...................            15,000        14,945,130
B      Hanvit Bank
         12.75%, 3/01/10(b).................            29,000        28,710,000
A-     KBC Bank Funding Trust III
         9.86%, 11/29/49(b).................            47,000        48,034,188
                                                                  --------------
                                                                      91,689,318
                                                                  --------------


--------------------------------------------------------------------------------
10 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Shares or
Standard &                                           Principal
Poor's                                                  Amount
Ratings                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------

       Communications-2.1%
BBB    Metronet Communications Corp.
         9.95%, 6/15/08(d)..................          $ 25,500    $   20,772,275
B-     RSL Communications Plc
         9.875%, 11/15/09...................             3,400         2,222,750
                                                                  --------------
                                                                      22,995,025
                                                                  --------------
       Financial-5.6%
A      Dresdner Funding Trust I
         8.151%, 6/30/31(b).................            58,715        51,281,035
BBB-   MC Cuernavaca Trust
         9.25%, 7/25/01(b)..................            12,580        11,447,851
                                                                  --------------
                                                                      62,728,886
                                                                  --------------
       Industrial-0.3%
C      Grupo Mexicano de Desarrollo, SA
         8.25%, 2/17/01(e)(f)...............            12,589         3,776,711
                                                                  --------------
       Utility-0.8%
B      Empresa Electrica Del Norte, SA
         7.75%, 3/15/06(b)..................            26,240         9,249,600
                                                                  --------------
       Total Yankees
         (cost $218,568,300)................                         190,439,540
                                                                  --------------
       Sovereign Debt Obligations-13.3%
       Mexico-4.7%
BB+    United Mexican States
         11.375%, 9/15/16...................            46,000        52,499,800
                                                                  --------------
       Russia-4.4%
B-     Russian Federation - WI
         2.25%, 3/31/30(b)..................           132,500        49,853,125
                                                                  --------------
       Brazil-4.2%
BB-    Republic of Brazil
         12.75%, 1/15/20....................            50,000        47,625,000
                                                                  --------------
       Total Sovereign Debt Obligations
         (cost $153,879,934)................                         149,977,925
                                                                  --------------
       Preferred Stock-8.4%
       Banking-3.8%
BB     Fuji JGB Inv. LLC
         Series A
         9.87% (b)..........................            43,961        42,792,209
                                                                  --------------


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Shares or
Standard &                                          Principal
Poor's                                                 Amount
Ratings                                                 (000)      U.S. $ Value
--------------------------------------------------------------------------------

       Financial-4.6%
BBB    Centaur Funding Corp.
         Series B 9.089%,(b)................           53,000    $   52,240,298
                                                                 --------------
       Total Preferred Stock
         (cost $99,024,207).................                         95,032,507
                                                                 --------------
       U.S. Government Obligations-6.0%
AAA    U.S. Treasury Bonds
         Zero coupon, 11/15/21..............         $125,000        33,838,750
         6.125%, 8/15/29....................            7,500         7,582,035
         6.25%, 5/15/30.....................           25,000        26,250,000
                                                                 --------------
       Total U.S. Government Obligations
         (cost $67,935,887).................                         67,670,785
                                                                 --------------
       Short-Term Investment-0.3%
       Commercial Paper-0.3%
       General Electric Capital Corp.
         6.50%, 7/03/00
         (cost $3,033,904)..................            3,035         3,033,904
                                                                 --------------
       Total Investments-103.4%
         (cost $1,242,134,102)..............                      1,166,357,485
       Other assets less liabilities-(3.4%).                        (38,706,448)
                                                                 --------------

       Net Assets-100%......................                     $1,127,651,037
                                                                 ==============

(a)   Fitch's Rating
(b) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2000, these securities amounted to $370,407,196 or 32.8% of net assets.
(c)   Duff & Phelp's Rating
(d) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(e)   Moody's Rating
(f)   Security is in default and is non-income producing.

      See notes to financial statements.

      Glossary:

      WI - When Issued


--------------------------------------------------------------------------------
12 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
Year Ended June 30, 2000

Assets
Investments in securities, at value
   (cost $1,242,134,102) ...................................    $ 1,166,357,485
Interest receivable ........................................         19,838,500
Receivable for capital stock sold ..........................          9,275,985
                                                                ---------------
Total assets ...............................................      1,195,471,970
                                                                ---------------
Liabilities
Due to custodian ...........................................          2,313,103
Payable for investment securities purchased ................         50,793,750
Payable for capital stock redeemed .........................         10,323,396
Dividends payable ..........................................          2,681,616
Distribution fee payable ...................................            642,451
Advisory fee payable .......................................            506,571
Accrued expenses ...........................................            560,046
                                                                ---------------
Total liabilities ..........................................         67,820,933
                                                                ---------------
Net Assets .................................................    $ 1,127,651,037
                                                                ===============
Composition Of Net Assets
Capital stock, at par ......................................    $        94,648
Additional paid-in capital .................................      1,396,764,955
Distributions in excess of net investment income ...........         (4,615,506)
Accumulated net realized loss on investment transactions ...       (188,816,443)
Net unrealized depreciation of investments .................        (75,776,617)
                                                                ---------------
                                                                $ 1,127,651,037
                                                                ===============
Calculation Of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($473,578,366 / 39,762,613 shares of capital
   stock issued and outstanding) ...........................             $11.91
Sales charge--4.25% of public offering price ...............                .53
                                                                         ------
Maximum offering price .....................................             $12.44
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($477,258,851 / 40,044,788 shares of capital
   stock issued and outstanding) ...........................             $11.92
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($176,813,820 / 14,840,578 shares of capital
   stock issued and outstanding) ...........................             $11.91
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended June 30, 2000

Investment Income
Interest ......................................   $ 111,024,621
Dividends .....................................       6,081,584   $ 117,106,205
                                                  -------------
Expenses
Advisory fee ..................................       6,720,244
Distribution fee - Class A ....................       1,413,897
Distribution fee - Class B ....................       5,546,362
Distribution fee - Class C ....................       1,931,136
Transfer agency ...............................       2,237,123
Custodian .....................................         276,642
Audit and legal ...............................         249,806
Printing ......................................         239,107
Administrative ................................         118,000
Registration ..................................         108,568
Directors' fees ...............................          13,757
Miscellaneous .................................          46,648
                                                  -------------
Total expenses before interest ................      18,901,290
Interest expense ..............................          76,180
                                                  -------------
Net expenses ..................................                      18,977,470
                                                                  -------------
Net investment income .........................                      98,128,735
                                                                  -------------
Realized And Unrealized Gain (Loss)
On Investments
Net realized loss on investment
   transactions ...............................                     (73,059,069)
Net realized loss on option transactions ......                      (2,358,456)
Net change in unrealized
   appreciation/depreciation of investments ...                      21,383,187
                                                                  -------------
Net loss on investments .......................                     (54,034,338)
                                                                  -------------
Net Increase In Net Assets From
   Operations .................................                   $  44,094,397
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                Year Ended        Year Ended
                                              June 30, 2000     June 30, 1999
                                              ==============    ==============
Increase (Decrease) in Net Assets
from Operations
Net investment income .....................   $   98,128,735    $  105,021,981
Net realized loss on investments and
   options transactions ...................      (75,417,525)      (94,827,759)
Net change in unrealized
   appreciation/depreciation of investments       21,383,187       (72,905,227)
                                              --------------    --------------
Net increase (decrease) in net assets
   from operations ........................       44,094,397       (62,711,005)
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ................................      (40,188,323)      (40,134,019)
   Class B ................................      (42,949,087)      (49,607,825)
   Class C ................................      (14,998,194)      (16,944,532)
Distributions in excess of
   net investment income
   Class A ................................               -0-         (139,815)
   Class B ................................               -0-         (172,818)
   Class C ................................               -0-          (59,019)
Tax return of capital
   Class A ................................       (1,244,245)       (1,516,771)
   Class B ................................       (1,329,720)       (1,874,797)
   Class C ................................         (464,350)         (640,254)
Capital Stock Transactions
Net increase (decrease) ...................     (126,312,300)       47,542,470
                                              --------------    --------------
Total decrease ............................     (183,391,822)     (126,258,385)
Net Assets
Beginning of period .......................    1,311,042,859     1,437,301,244
                                              --------------    --------------
End of period .............................   $1,127,651,037    $1,311,042,859
                                              ==============    ==============

See notes to financial statements .........


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000

NOTE A

Significant Accounting Policies

Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. The Quality Bond Portfolio commenced operations on July 1, 1999. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the Corporate Bond Portfolio (the "Portfolio") only. The Portfolio offers three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in


--------------------------------------------------------------------------------
16 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles gernerally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to tax adjustments on defaulted securities and tax return of capital, resulted in a net increase in distributions in excess of net investment income, a net decrease in accumulated net realized loss and a corresponding increase to additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .625 of 1% of the first $500 million and .50 of 1% in excess of $500 million of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Pursuant to the advisory agreement, the Portfolio paid $118,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended June 30, 2000.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $1,546,418 for the year ended June 30, 2000.

For the year ended June 30, 2000, the Fund's expenses were reduced by $90,529 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Fund that it has received front-end sales charges of $154,530 from the sales of Class A shares and $6,585, $1,047,761 and $58,368 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2000.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $14,639,526 and $3,820,972 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,826,593,406 and $1,963,699,082, respectively, for the year ended June 30, 2000. There were purchases of $1,860,615,417 and sales of $1,848,366,181 of U.S. government and government agency obligations for the year ended June 30, 2000.


--------------------------------------------------------------------------------
18 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $2,887,889 and gross unrealized depreciation of investments was $78,664,506 resulting in net unrealized depreciation of $75,776,617.

At June 30, 2000, the Portfolio had a net capital loss carryforward for federal income tax purposes of $140,798,782, of which $2,817,216 expires in the year 2003, $3,517,339 expires in the year 2004, $8,737,781 expires in 2007 and
$125,726,446 expires in 2008. The Fund incurred and elected to defer post October losses of $47,715,791 for the period ended June 30, 2000.

1. Options Transactions

For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Portfolio at a disadvantageous price.

For the year ended June 30, 2000, the Fund did not engage in written options transactions.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Capital Stock

There are 750,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 250,000,000 authorized shares. Transactions in capital stock were as follows:

                     -------------------------    -----------------------------
                               Shares                          Amount
                     -------------------------    -----------------------------
                     Year Ended     Year Ended       Year Ended      Year Ended
                       June 30,       June 30,         June 30,        June 30,
                           2000           1999             2000            1999
                     ----------------------------------------------------------
Class A
Shares sold           8,595,292      9,281,074    $ 104,864,011   $ 121,721,663
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions       1,923,072      1,871,312       23,463,501      24,412,990
-------------------------------------------------------------------------------
Shares converted
  from Class B        4,574,088      2,549,408       55,819,483      33,041,496
-------------------------------------------------------------------------------
Shares redeemed     (13,442,052)   (11,561,679)    (164,338,377)   (150,909,101)
-------------------------------------------------------------------------------
Net increase          1,650,400      2,140,115    $  19,808,618   $  28,267,048
===============================================================================

Class B
Shares sold           7,899,273     16,818,038    $  96,549,906   $ 220,446,343
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions       1,881,127      2,365,693       22,986,007      30,713,980
-------------------------------------------------------------------------------
Shares converted
  to Class A         (4,572,871)    (2,550,208)     (55,819,483)    (33,041,496)
-------------------------------------------------------------------------------
Shares redeemed     (15,648,853)   (13,547,224)    (191,482,344)   (176,394,184)
-------------------------------------------------------------------------------
Net increase
  (decrease)        (10,441,324)     3,086,299    $(127,765,914)  $  41,724,643
===============================================================================

Class C
Shares sold           8,528,894     12,477,675    $ 104,421,065   $ 163,058,138
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions         728,939        834,414        8,911,918      10,892,319
-------------------------------------------------------------------------------
Shares redeemed     (10,767,742)   (14,901,641)    (131,687,987)   (196,399,678)
-------------------------------------------------------------------------------
Net decrease         (1,509,909)    (1,589,552)   $ (18,355,004)  $ (22,449,221)
===============================================================================


--------------------------------------------------------------------------------
20 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended June 30, 2000, the maximum amount of reverse repurchase agreements outstanding was $74,625,000 with an interest rate of 5.25%. As of June 30, 2000, the Fund had no outstanding reverse repurchase agreements.

NOTE G

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government.

NOTE H

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended June 30, 2000.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             ------------------------------------------------------------------
                                                                            Class A
                                             ------------------------------------------------------------------
                                                                      Year Ended June 30,

                                                 2000           1999         1998           1997           1996
                                             ------------------------------------------------------------------
Net asset value, beginning of period .....     $12.49         $14.19       $14.19         $13.29         $12.92
                                             ------------------------------------------------------------------
Income From Investment Operations
Net investment income ....................       1.04(a)        1.06(a)      1.08(a)        1.15(a)        1.26
Net realized and unrealized gain (loss) on
  investments and options transactions ...       (.55)         (1.64)         .12            .97            .27
                                             ------------------------------------------------------------------
Net increase (decrease) in net asset value
  from operations ........................        .49           (.58)        1.20           2.12           1.53
                                             ------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income .....      (1.04)         (1.07)       (1.08)         (1.22)         (1.16)
Distributions in excess of net investment
  income .................................         -0-          (.01)        (.12)            -0-            -0-
Tax return of capital ....................       (.03)          (.04)          -0-            -0-            -0-
                                             ------------------------------------------------------------------
Total dividends and distributions ........      (1.07)         (1.12)       (1.20)         (1.22)         (1.16)
                                             ------------------------------------------------------------------
Net asset value, end of period ...........     $11.91         $12.49       $14.19         $14.19         $13.29
                                             ==================================================================
Total Return
Total investment return based on net asset
  value(b) ...............................       4.11%         (4.08)%       8.66%         16.59%         12.14%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $473,578       $476,141     $510,397       $370,845       $277,369
Ratio of expenses to average net assets ..       1.12%          1.11%        1.05%          1.12%          1.20%
Ratio of expenses to average net assets,
  excluding interest expense .............       1.11%          1.11%        1.05%          1.12%          1.20%
Ratio of net investment income to average
  net assets .............................       8.51%          8.13%        7.52%          8.34%          9.46%
Portfolio turnover rate ..................        302%           281%         244%           307%           389%

See footnote summary on page 24.


--------------------------------------------------------------------------------
22 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             ------------------------------------------------------------------
                                                                              Class B
                                             ------------------------------------------------------------------
                                                                      Year Ended June 30,

                                                 2000           1999         1998           1997           1996
                                             ------------------------------------------------------------------
Net asset value, beginning of period .....     $12.49         $14.19       $14.19         $13.29         $12.92
                                             ------------------------------------------------------------------
Income From Investment Operations
Net investment income ....................        .95(a)         .97(a)       .98(a)        1.05(a)        1.15
Net realized and unrealized gain (loss) on
  investments and options transactions ...       (.54)         (1.64)         .13            .98            .29
                                             ------------------------------------------------------------------
Net increase (decrease) in net asset value
  from operations ........................        .41           (.67)        1.11           2.03           1.44
                                             ------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income .....       (.95)          (.98)        (.98)         (1.13)         (1.07)
Distributions in excess of net investment
  income .................................         -0-          (.01)        (.13)            -0-            -0-
Tax return of capital ....................       (.03)          (.04)          -0-            -0-            -0-
                                             ------------------------------------------------------------------
Total dividends and distributions ........       (.98)         (1.03)       (1.11)         (1.13)         (1.07)
                                             ------------------------------------------------------------------
Net asset value, end of period ...........     $11.92         $12.49       $14.19         $14.19         $13.29
                                             ==================================================================
Total Return
Total investment return based on net asset
  value(b) ...............................       3.39%         (4.77)%       7.95%         15.80%         11.38%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $477,259       $630,631     $672,374       $480,326       $338,152
Ratio of expenses to average net assets ..       1.83%          1.82%        1.75%          1.82%          1.90%
Ratio of expenses to average net assets,
  excluding interest expense .............       1.83%          1.82%        1.75%          1.82%          1.90%
Ratio of net investment income to average
  net assets .............................       7.77%          7.41%        6.80%          7.62%          8.75%
Portfolio turnover rate ..................        302%           281%         244%           307%           389%

See footnote summary on page 24.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             -----------------------------------------------------------------
                                                                            Class C
                                             -----------------------------------------------------------------
                                                                       Year Ended June 30,

                                                 2000           1999         1998           1997          1996
                                             -----------------------------------------------------------------
Net asset value, beginning of period .....     $12.49         $14.19       $14.19         $13.29        $12.93
                                             -----------------------------------------------------------------
Income From Investment Operations
Net investment income ....................        .94(a)         .97(a)       .99(a)        1.04(a)       1.14
Net realized and unrealized gain (loss) on
  investments and options transactions ...       (.54)         (1.64)         .12            .99           .29
                                             -----------------------------------------------------------------
Net increase (decrease) in net asset value
  from operations ........................        .40           (.67)        1.11           2.03          1.43
                                             -----------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income .....       (.95)          (.98)        (.99)         (1.13)        (1.07)
Distributions in excess of net investment
  income .................................         -0-          (.01)        (.12)            -0-           -0-
Tax return of capital ....................       (.03)          (.04)          -0-            -0-           -0-
                                             -----------------------------------------------------------------
Total dividends and distributions ........       (.98)         (1.03)       (1.11)         (1.13)        (1.07)
                                             -----------------------------------------------------------------
Net asset value, end of period ...........     $11.91         $12.49       $14.19         $14.19        $13.29
                                             =================================================================
Total Return
Total investment return based on net asset
  value(b) ...............................       3.30%         (4.77)%       7.95%         15.80%        11.30%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $176,814       $204,271     $254,530       $174,762       $83,095
Ratio of expenses to average net assets ..       1.83%          1.81%        1.75%          1.82%         1.90%
Ratio of expenses to average net assets,
  excluding interest expense .............       1.82%          1.81%        1.75%          1.82%         1.90%
Ratio of net investment income to average
  net assets .............................       7.75%          7.37%        6.83%          7.61%         8.74%
Portfolio turnover rate ..................        302%           281%         244%           307%          389%

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment is made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
24 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                                 ---------------
                                                                 AUDITORS REPORT
                                                                 ---------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and
Board of Directors of
Alliance Bond Fund
Corporate Bond Portfolio

We have audited the accompanying statement of assets and liabilities of Alliance Bond Fund Corporate Bond Portfolio (one of the portfolios comprising the Alliance Bond Fund, Inc.), including the portfolio of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Bond Fund Corporate Bond Portfolio at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
August 2, 2000


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                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 25

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

Consumer Price Index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

equity

Another term for stock.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond

A bond that is rated BBB or higher by a credit agency.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


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26 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with nearly $388 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 29 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 282 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/00.


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                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 27

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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28 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Matthew Bloom, Vice President
Paul J. DeNoon, Vice President
F. Jeanne Goetz, Vice President
Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.


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                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 29

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

The Spain Fund
ACM Municipal Securities Income Fund
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Government Opportunity Fund
ACM Managed Income Fund
The Southern Africa Fund
The Austria Fund
Alliance World Dollar Government Fund
ACM Managed Dollar Income Fund
The Korean Investment Fund
Alliance World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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30 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

NOTES


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                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 31

NOTES


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32 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

Alliance Bond Fund Corporate Bond Portfolio                      ---------------
1345 Avenue of the Americas                                         BULK RATE
New York, NY 10105                                                U.S. POSTAGE
(800) 221-5672                                                        PAID
                                                                  New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

CBPAR600